UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 29, 2004

                              CNB Bancorp, Inc.
            (Exact name of registrant as specified in its charter)


          New York                 000-17501                  14-1709485

 (State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)


         12-24 North Main Street, Gloversville, New York      12078

         (Address of principal executive office)              (Zip Code)


         Registrant's telephone number, including area code:  (518) 773-7911





                                     N/A
        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

           On November 29, 2004, the board of directors of CNB Bancorp, Inc. elected John J. Daly to the board of directors of CNB Bancorp, Inc. to fill the vacancy created by the board of directors' action to increase the number of directors from ten to eleven. The board of directors also appointed Mr. Daly to serve on the audit committee of the board of directors.




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CNB Bancorp, Inc.

Date:  December 2, 2004

                                           By: /s/ George A. Morgan

                                               George A. Morgan
                                               Executive Vice President and
                                               Chief Financial Officer